SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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REGAL-BELOIT CORPORATION

(Name of Registrant as Specified In Its Charter)

_____________________________________________________

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REGAL-BELOIT CORPORATION
______________________________________________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 18, 2001

To the Shareholders of Regal-Beloit Corporation:

   Notice is hereby given that the Annual Meeting of Shareholders of Regal-Beloit Corporation, a Wisconsin Corporation (the "Company") will be held at the Company Headquarters, 200 State Street, Beloit, Wisconsin 53511-6254, on Wednesday, April 18, 2001, at 10:30 A.M. Central Daylight Time for the following purposes:

1.  To elect three Class B Directors for a term of three years.
2.  To ratify the appointment of Arthur Andersen LLP as independent public accountants for the Company for the year ending December 31, 2001. 3. To transact such other business as may properly come before the meeting or any adjournment thereof.

   The Board of Directors does not have plans to bring any other business before the meeting, and has not been advised that any other business will be brought before the meeting.

   Only shareholders of record at the close of business on February 23, 2001, are entitled to notice of and to vote at this meeting.

   To assure your representation at the meeting, you are urged to promptly complete, date, sign and return the enclosed proxy which is being solicited on behalf of the Board of Directors, whether or not you expect to attend the Annual Meeting in person. A return envelope is provided. You may revoke your proxy at any time prior to the voting thereof by written notice filed with the Secretary of the Company. If you attend the Annual Meeting in person, you may revoke your proxy at any time prior to the voting thereof, even if you already returned your proxy.

   A copy of the 2000 Annual Report of the Company accompanies this Notice and attached Proxy Statement.

By Order of the Board of Directors
/S/ Kenneth F. Kaplan
Kenneth F. Kaplan
Vice President, Chief Financial Officer, Secretary
REGAL-BELOIT CORPORATION

Beloit, Wisconsin
March 13, 2001

REGAL-BELOIT CORPORATION

200 STATE STREET

BELOIT, WISCONSIN 53511-6254

__________________

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS, APRIL 18, 2001

* * * * * * * *

SOLICITATION AND VOTING

   The enclosed proxy for the Annual Meeting of Shareholders (the "Annual Meeting") to be held April 18, 2001, and any and all adjournments thereof, is solicited on behalf of the Board of Directors of the Company. This Proxy Statement, Notice of Meeting and accompanying proxy card are first being mailed to shareholders on or about March 13, 2001.

   The Company pays for the expenses of this solicitation of proxies. It is expected that only solicitations by mail will be used, except that Directors, Officers or regular employees of the Company may solicit proxies personally, by telephone or by facsimile. The Company may pay brokers and other custodians, nominees and fiduciaries their reasonable expenses for sending proxy material to principals and obtaining their proxies.

   On December 31, 2000, the outstanding voting securities of Regal-Beloit Corporation consisted of 20,912,192 shares of $0.01 par value Common Stock, each share of which is entitled to one vote. Only shareholders of record at the close of business on February 23, 2001, will be entitled to vote at the meeting.

   You may revoke your proxy at any time prior to the close of voting by filing a written notice with the Secretary of the Company or by withdrawal in person at the registration desk at the Annual Meeting. Properly executed proxies will be voted as specified, unless revoked. In the absence of such specification(s), shares will be voted FOR the election of all three Class B nominees for the Board of Directors, and FOR the ratification of Arthur Andersen LLP as the Company's independent certified public accountants for the year ending December 31, 2001.

   A majority of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum.

   If a quorum is present, Directors are elected by a plurality of the votes cast by the holders of Company Common Stock entitled to vote in the election at the Annual Meeting. "Plurality" means that the individuals who receive the largest number of votes are elected as directors up to the maximum number of directors to be chosen at the meeting. An abstention, broker non-vote or instructions on the proxy card to withhold a vote will have no effect on the election of directors under Wisconsin law. As to any other matter which properly comes before the meeting, approval is required by a majority of the shares represented at the meeting if a quorum of those shares is present. In regard to such other matters, abstentions and broker non-votes will not be counted as shares entitled to vote and will have no effect.

PROPOSAL 1: ELECTION OF DIRECTORS

   The current three-year term of the Class B Directors expires at the forthcoming Annual Meeting. Unless otherwise directed, proxies will be voted at the Annual Meeting for the election of nominees, John M. Eldred, John A. McKay, and G. Frederick Kasten, Jr. as Class B Directors for a three-year term until the 2004 Annual Meeting and until their successors are duly elected. All nominees are currently serving as Directors. Management has no reason to believe that any of the foregoing nominees is not available or will not serve if elected, but if any of them should become so unavailable to serve as a Director, full discretion is reserved to the persons named as proxies to vote for such other persons as may be nominated.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR EACH NAMED NOMINEE.

   The following sets forth certain information concerning each nominee and each Director (furnished by them to the Company) whose term of office continues after the Annual Meeting. Except as stated in the footnotes, the Directors or nominees exercise sole voting and investment power.

			Beneficial Ownership of Company Stock As of December 31, 2000
Name and Age	Principal Occupation, Business Experience and Other Directorships	Director Since	Number of Shares	Percent of Class

Nominees for Election: Class B Directors Term Expires in 2004:

JOHN M. ELDRED - 70 (1) (2) (4) (6)	Chairman and Director, The First National Bank & Trust Company of Beloit	1965	53,428	*
JOHN A. MCKAY - 67 (a) (5) (6)	Former President & COO, Harnischfeger Industries, Inc.; Director, The First National Bank & Trust Company of Beloit.	1992	18,713	*
G. FREDERICK KASTEN, JR. - 62 (1) (6)	Chairman and Director, Robert W. Baird & Co., Inc.	1995	46,088	*

Class C Directors Term Expires in 2002:

J. REED COLEMAN - 67 (1) (6)	Chairman, MKC WorldWide; Chairman and Director, Madison-Kipp Corporation; Director, Xeruca Corp., Lunar Corporation and NIBCO, Inc.	1981	75,354	*
				4
FRANK E. BAUCHIERO - 66 (1) (6)	President and CEO, MKC WorldWide; former President and CEO, Walbro Corporation; former President, Industrial, Dana North America; Director, Rockford Products Corporation, M&I Bank South, and Madison-Kipp Corporation.	1993	16,166	*
STEPHEN N. GRAFF - 66 (1) (3) (6)	Retired Milwaukee Office Managing Partner, Arthur Andersen LLP and Andersen Worldwide S.C.; Director, Super Steel Products, Inc., Northwestern Mutual Series Fund, Inc., Mason Street Funds, Inc., Northwestern Mutual Life Insurance Co., Northwestern Mutual Trust Company, Super Steel Schenectady, Inc., and Super Steel Products Corporation.	1996	11,000	*

Class A Directors Term Expires in 2003:
JAMES L. PACKARD - 58 (1) (2) (3) (4)	Chairman, President and Chief Executive Officer of the Company, employed with the Company since 1979. President and Director since 1980. Chief Executive Office since 1984. Chairman since 1986. Director, The First National Bank & Trust Company of Beloit, Clarcor Inc. and The Manitowoc Company, Inc.	1980	685,898	3.3
HENRY W. KNUEPPEL - 52 (1) (3) (4)	Executive Vice President, employed with the Company since 1979. Director and Executive Vice President since 1987. Director, Madison-Kipp Corporation	1987	341,192	1.6
PAUL W. JONES - 52 (1) (2) (6)	Chairman, President and CEO, U.S. Can Company; former President and CEO, Greenfield Industries, Inc.; Director, U.S. Can Company, Inc. and Federal Signal Corporation	2000	17,500	*

Total Directors as a Group			1,265,339	6.1
*Represents less than 1% of the Common Stock

    (1)  Included are shares which are vested but unexercised stock options as follows: Mr. Bauchiero, 14,166 shares; Mr. Coleman, 13,254 shares; Mr. Eldred, 13,254 shares; Mr. Graff, 8,000 shares; Mr. Jones, 12,000 shares; Mr. Kasten, 11,088 shares; Mr. Knueppel, 173,990 shares; Mr. McKay, 16,504 shares; and Mr. Packard, 305,000 shares.

   (2)  The amounts shown for Messrs. Eldred, Jones and Packard include 6,206 shares, 500 shares and 1,416 shares, respectively, held by their spouses as to which they disclaim beneficial ownership.

   (3)  The amounts shown for Messrs. Graff, Packard and Knueppel include 3,000 shares, 354,136 shares, and 143,940 shares, respectively, as to which they share voting and investment power.

   (4)  The amounts shown for Messrs. Packard and Knueppel include 23,930 shares and 19,722 shares, respectively, as to shares held in trust under the Company's Employee Profit Sharing Plan and Trust, the Company's Personal Savings Plan (401K) or a non-Company sponsored IRA. The amount shown for Mr. Eldred includes 200 shares held in an Individual Retirement Account (the "IRA") and 500 shares in a Keogh Plan.

   (5)  The amount shown for Mr. McKay includes 2,009 shares held in a Family Trust for which he has sole control.

   (6)  The remainder of Grants to each Non-Employee Director as of April 19, 2000, in the amount of 9,000 shares, is unexercisable. This remainder will become exercisable in the amount of 3,000 shares per year on the date of the Annual Meeting, assuming the Non-Employee Director remains in office.

2000 Committees Of The Board

   The standing committees of the Board of Directors are the Audit Committee, the Compensation and Human Resources Committee and the Director Affairs Committee.

   Audit Committee. The current Audit Committee members are Directors J. Reed Coleman, Chairman, Frank E. Bauchiero and Stephen N. Graff. The Committee is appointed by and reports to the Board of Directors. Its responsibilities include, but are not limited to, recommendations of the appointment of the public accountants, review of the scope and results of the public accountants' audit activities, the fees proposed and charged therefore and their independence, and review of the Company's accounting controls and policies, financial reporting practices and the internal audit control procedures and related reports of the Company. The Committee held two meetings during 2000.

   Compensation and Human Resources Committee. The current Compensation and Human Resources Committee consists of Directors John A. McKay, Chairman, John M. Eldred, and Paul W. Jones. The Committee is appointed by and reports to the Board of Directors. Among its duties are to recommend to the Board of Directors the annual compensation of the directors and principal corporate officers (the "Officers" or the "Named Executive Officers") and to review, formulate, recommend and administer short and long range compensation programs for Officers and Key Employees. The Committee held one meeting during 2000.

   Director Affairs Committee. Directors who serve on the Director Affairs Committee are John M. Eldred, Chairman, G. Frederick Kasten, Jr., and Stephen N. Graff. This Committee is responsible for recommending to the Board candidates to fill interim and expiring Board vacancies. The Committee will also assist the Board in fulfilling its oversight responsibility relating to the Company's directors, including matters concerning Board policies, Director compensation and Board effectiveness evaluations. Nominees are selected on the basis of outstanding professional and business achievements, character and their ability to make useful contributions in the best interests of the Company. The Committee will consider nominees suggested by shareholders. It is suggested that any such nominees be brought to the attention of the Secretary. The Committee held one meeting during 2000.

Other Information About The Board

   The Board of Directors has the responsibility to elect the Officers, establish corporate policies and to oversee the overall performance of the Company. Members of the Board are kept informed by written reports and financial data sent to them each month, as well as by oral and written operating, planning and financial reports given to them by Company Officers and others at Board and committee meetings.

   Directors' Compensation. Each Non-Employee Director of the Company (currently Messrs. Coleman, Bauchiero, Eldred, Jones, McKay, Graff and Kasten) receives an annual fee of $18,000 plus $1,000 and expenses for each Board meeting attended in person or $750 if attended telephonically. The Audit, Compensation and Human Resources, and Director Affairs Committee Chairmen each receives an additional $2,000 annual fee. Non-Employee Directors serving on committees of the Board of Directors receive an additional $1,000 if attended in person or $750 if attended telephonically, plus expenses, for each committee meeting attended. The Company provides Non-Employee Directors with travel and accident insurance benefits. In addition, each Non-Employee Director receives a non-discretionary stock option grant under the Company's 1998 Stock Option Plan, as amended.

   There are four regularly scheduled Board of Directors meetings per year. In 2000, two special Board Meetings were held. During fiscal 2000, no incumbent Board Member attended fewer than seventy-five percent (75%) of the aggregate of (i) the total number of meetings of the Board held during the period for which he was a Director and (ii) the total number of meetings of all committees of the Board on which he served during the period that he served.

   Certain Relationships and Related Transactions. Director G. Frederick Kasten, Jr. is the Chairman and a director of Robert W. Baird & Co., Inc. ("Baird"). During 2000, Regal-Beloit Corporation had business transactions with Baird.

Report of Audit Committee

   The Audit Committee of the Board of Directors (the "Audit Committee") as described on page 5 is composed entirely of independent Non-Employee Directors. The Audit Committee operates under a written charter adopted by the Board of Directors on April 19, 2000, a copy of which is attached to this Proxy Statement as Appendix A.

   The Audit Committee has reviewed and discussed the Company's audited financial statements with management for the fiscal year ended December 31, 2000. The Audit Committee has discussed with Arthur Andersen LLP, the Company's independent auditors, the matters required to be discussed by the Statement on Auditing Standards No. 61, as modified or supplemented. The Audit Committee has reviewed and discussed with Arthur Andersen LLP independence matters, including the written disclosures and the letter from Arthur Andersen LLP, required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as modified or supplemented. The Audit Committee has also considered whether the provision of services other than audit services is compatible with maintaining auditor independence. During fiscal year 2000, the Company retained Arthur Andersen LLP to provide services as follows:

Arthur Andersen LLP - 2000 Fees
Audit Fees	Financial Information Systems Design and Implementation Fees	All Other Fees
$ 214,100	-0-	$ 200,600

    Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, for filing with the Securities and Exchange Commission.

   This report of the Audit Committee has been presented by the following named Directors comprising the Audit Committee for the fiscal year ended December 31, 2000:

J. Reed Coleman, Chairman
Frank E. Bauchiero
Stephen N. Graff

Report of Compensation and Human Resources Committee on Annual Compensation

   The Compensation and Human Resources Committee of the Board of Directors (the "Compensation and Human Resources Committee") as described on Page 5 is composed entirely of independent Non-Employee Directors. The Compensation and Human Resources Committee is responsible for setting and administering the policies which govern both annual compensation and stock option programs. The following is an overview of those compensation policies.

   Overall Policy for Named Executive Officers' Compensation.The Compensation and Human Resources Committee maintains executive salary and benefits at a level that will permit the Company to attract and retain the highest quality individuals for its key executive positions, taking into consideration the prevailing competitive job market, the current and projected size of the Company, its ability to pay and the relationship of the resulting executive compensation to other non-executive compensation in the Company.

   Named Executive Officers' overall compensation for 2000 consisted of a cash salary and a performance bonus.

   Named Executive Officers' Incentive Plan.The Company's Named Executive Officers' Incentive Plan (the "Bonus"), an annual performance bonus program, is used as an incentive to reward the Named Executive Officers for positive results of the Company. The Bonus is based exclusively on Return On Average Shareholders' Equity ("ROE"). Payment is on a sliding scale dependent upon the Company's ROE. Bonuses are earned only after ROE equals or exceeds 10%. The Bonus is maximized upon reaching ROE of 20%. Benefits are further factored depending upon a job responsibility factor. In addition, discretionary bonuses may also be granted by the Board of Directors.

   General Measures Used to Determine Compensation for the Chief Executive Officer. The cash salary compensation, bonus and stock option programs are determined by annually comparing the Chief Executive Officer's position to those of similar chief executive officers for companies of comparable size and type as reported in one or more representative management compensation studies, taking into consideration geographic location, inflation and the responsibilitiescommensurate with the position.

   Criteria Used in Determining Compensation of the Named Executive Officers, other than the Chief Executive Officer.The criteria for determining the cash salary, annual performance bonus and stock options for the other Named Executive Officers is basically the same as outlined above for the Chief Executive Officer except that the annual performance bonus payouts are factored down depending on position responsibility. Option grants may also vary.

    Stock Option Philosophy.Stock options for Named Executive Officers, including the Chief Executive Officer, have been historically granted on a periodic basis to accomplish a diverse set of goals, namely, to advance the Company's growth and success by attracting well-qualified Executives upon whose judgment the Company is dependent for the successful conduct of its operations and to provide such Executives with incentives to put forth maximum effort for the long-term success of the Company's business. The size and term are based on competitive practice and position levels to ensure retention and alignment of the Named Executive Officers' long-range interests with those of the shareholders and the opportunity for the Named Executive Officers to build a meaningful stake in the Company.

   This overview of the Company's compensation policies has been presented by the following named Directors comprising the Compensation and Human Resources Committee for the fiscal year ending December 31, 2000.

John A. McKay, Chairman
John M. Eldred
Paul W. Jones

Compensation and Human Resources Committee Interlocks
and Insider Participation In Compensation Decisions

   The Compensation and Human Resources Committee consists of John A. McKay, Chairman, John M. Eldred and Paul W. Jones. Mr. Packard and Mr. Eldred serve on the Board of Directors of The First National Bank & Trust Company of Beloit (the "Bank"), and participate in decisions by the Bank's compensation committee regarding compensation of its executives. During the past fiscal year, the Company had business transactions with the Bank. All transactions were in the ordinary course of business and it is anticipated that like transactions will continue.

SECTION 16(a)
BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Officers and Directors, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the American Stock Exchange. Officers, Directors and greater than ten percent (10%) shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

   Based solely on its review of the copies of such forms received by the Company or written representation from certain reporting persons, the Company believes that its Officers, Directors, and greater than ten percent (10%) beneficial owners complied with all applicable filing requirements.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth information (furnished by the Beneficial Owner to the Company) as of December 31, 2000, as to each person (including any "Group" as that term is used in Section 13d-3 of the Securities Exchange Act) known to the Company to be the beneficial owner of more than 5% of the Common Stock, shares beneficially owned by each Named Executive Officer, and Directors and Named Executive Officers as a group. Except as indicated in the footnotes, all persons listed have sole voting and investment power.

	Number of	Percent of
Name and Address of Beneficial Owner	Shares	Class
Artisan Partners Limited Partnership (1) 1000 North Water Street, #1770 Milwaukee, WI 53202	1,828,404	8.7%

Marshall & Ilsley Corporation (2) 770 North Water Street Milwaukee, WI 53202	1,800,572	8.6%

Alliance Capital Management L.P. (3) 1345 Avenue of the Americas New York, NY 10105	1,517,655	7.3%

Tweedy, Browne Company LLC (4) 350 Park Avenue New York, NY 10021	1,201,118	5.7%

James L. Packard (5)	685,898	3.3%
Henry W. Knueppel (5)	341,192	1.6%
Kenneth F. Kaplan (6)	17,405	*

Total Directors & Officers as a Group	1,282,744	6.1%
*Represents less than 1% of the Common Stock

   (1)  Artisan Partners Limited Partnership reported that as of December 31, 2000, it and Artison Investment Corporation, Andrew A. Ziegler and Carlene Murphy Ziegler had shared voting and shared dispositive power over 1,828,404 shares.

   (2)  Marshall & Ilsley Corporation reported that as of December 31, 2000, it had sole voting power over 1,705,812 shares and sole dispositive power over 847,769 shares. It also reported that it had shared voting power over 94,760 shares and shared dispositive power over 81,200 shares, of which 72,760 were specifically disclaimed.

   (3)  Alliance Capital Management L.P. reported that as of December 31, 2000, on behalf of AXA Financial, Inc. and certain of its affiliates, it had sole voting power over 1,290,075 shares, shared voting power over 21,900 shares and sole dispositive power over 1,517,655 shares.

   (4)  Tweedy, Browne Company LLC reported that as of December 31, 2000, it had sole voting power over 1,153,653 shares and sole dispositive power over 1,201,118 shares.

   (5)  Beneficial ownership information is stated on pages 4 and 5.

   (6)  The amount shown for Mr. Kaplan includes 12,000 shares, for which he has vested but unexercised options pursuant to outstanding option grants. The amount also includes 1,805 shares held in trust under the Company's Employee Profit Sharing Plan and

 Trust and the Company's Personal Savings Plan (401K). As to the remaining 3,600 shares, included are 2,500 shares for which voting and investment power is shared.

Comparison of Five Year Cumulative Total Return

   The following graph compares the hypothetical total shareholder return (including reinvestment of dividends) on an investment in (1) the Company's Common Stock (2) AMEX Market Value Index and (3) the Standard & Poor's Manufacturing Diversified Industrials Index ("S&P") for the period January 1, 1996 through December 31, 2000. In each case, the graph assumes the investment of $100.00 on December 31, 1995. Regal-Beloit Corporation and the S & P data were supplied by S & P Compustat Services, Inc. AMEX data was supplied by the American Stock Exchange Equity Research and Development Department.

Five Year Cumulative Performance

	1995	1996	1997	1998	1999	2000
Regal-Beloit Corporation	100	93	142	112	103	88
AMEX Market Value Index	100	106	129	131	170	177
S&P Manufacturing Diversified Industrials	100	138	164	190	234	278

Summary Compensation Table

			Annual Compensation			Long-Term Compensation
					$	Awards		$	$
					Other	$		Long-	All
				$	Annual	Re-		Term	Other
			$	Bonus	Comp.	stricted	Stock	Incentive	Comp.
Name	Principal Position	Year	Salary	(2)	(3)	Stock	Options	Payouts	(4)

James L. Packard	Chairman, President, Chief Executive Officer	2000 1999 1998	525,000 495,000 450,000	149,760 225,290 336,150	(3) (3) (3)	-0- -0- -0-	-0- 250,000 25,000	-0- -0- -0-	8,195 8,040 8.821

Henry W. Knueppel	Executive Vice President	2000 1999 1998	312,000 295,000 275,000	72,460 108,775 180,800	(3) (3) (3)	-0- -0- -0-	-0- 200,000 20,000	-0- -0- -0-	6,562 6,577 9,523

Kenneth F. Kaplan (1)	Vice President, Chief Financial Officer, Secretary	2000 1999 1998	220,000 210,000 180,000	42,650 65,365 90,290	(3) (3) (3)	-0- -0- -0-	-0- 50,000 -0-	-0- -0- -0-	7,145 6,985 8,371

(1)      Mr. Kaplan joined the Company effective September 16, 1996. From 1985 through 1996, Mr. Kaplan was employed with Gehl Company, a public corporation, serving in the position
of Vice President of Finance and Treasurer. (2)      Includes amounts earned in fiscal year, whether or not deferred or payable.   (3)      The Company also provides its Named Executive Officers certain additional non-cash benefits that are not described in this Proxy Statement. Such compensation is below the Securities and Exchange
Commission's required disclosure thresholds. (4)      The amounts shown for Messrs. Packard, Knueppel, and Kaplan include $5,855 each, as to vested and non-vested contributions to the Company's Employee Profit Sharing Plan and Trust and $2,430, $707,
and $1,290, respectively, for term life insurance premiums.
Ownership Of Company Stock And Stock Equivalents By Named Executive Officers

   To encourage growth in shareholder value, the Company believes that the Named Executive Officers who are in a position to make a substantial contribution to the long-term success of the Company should have a significant stake in its on-going success through stock ownership. This focuses attention on managing the Company as an owner with an equity position in the business.

Stock Option Plans

   In order to provide long-term incentives to Directors, Officers and Key Employees of the Company, stock option plans have been adopted by the Board of Directors and previously approved by the Shareholders.

    Regal-Beloit Corporation 1991 Flexible Stock Incentive Plan, as amended(the "1991 Plan"). (1,000,000 shares were approved for distribution). The 1991 Plan provides long-term incentives through grants of stock options to Named Executive Officers and Key Employees. The Committee administers the 1991 Plan including selection of eligible participants, the number and price of the option shares, and limitations such as the date the option shares are exercisable, i.e., vested. As of December 31, 2000, 232,418 shares remained available for future option grants.

   1998 Stock Option Plan, as amended (the "1998 Plan"). (1,000,000 shares were approved for distribution). The 1998 Plan provides long-term incentives to Directors, Named Executive Officers, and Key Employees of the Company. Administration and selection criteria for awarding Grants is determined by the Board of Directors or a committee of two or more Non-Employee Directors. As of December 31, 2000, 317,400 shares remained available for future option grants.

Option Grants in Fiscal 2000

   Pursuant to the stock option plans stated above, options to purchase Common Stock of the Company are granted to the Named Executive Officers, Directors and Key Employees of the Company and its subsidiaries. In fiscal year 2000, no Named Executive Officer was granted a stock option. Stock options totaling 123,000 shares were granted to Key Employees and 12,000 shares were granted to Paul W. Jones, a newly elected Non-Employee Director in fiscal year 2000. As of December 31, 2000, the fair market value of the Company's stock was $17.06.

Aggregated Option Shares Exercised in 2000 Fiscal Year and Year-End Values

   The following table contains information concerning stock options exercised during fiscal year 2000 and fiscal year-end value of unexercised options with respect to the Named Executive Officers.

	Number Of		Total Number Of		Total Value Of
	Shares		Unexercised Options Held		Unexercised, In-The-Money
	Acquired On	Value	At Fiscal Year-End		Options Held at Fiscal Year-End
Name	Exercise	Realized	Exercisable	Unexercisable	Exercisable (1)	Unexercisable (1)
James L. Packard	2,000	$ 22,990	305,000	170,000	$1,777,050	$197,440

Henry W. Knueppel	11,010	$ 126,616	173,990	172,000	$1,135,085	$ 32,220

Kenneth F. Kaplan	-0-	-0-	12,000	55,500	-0-	-0-

   (1)  Total value of exercisable and unexercisable options is based on the difference between the fair market value ($17.06 as of December 31, 2000) of the Company's stock and the exercise price of the options at fiscal year-end.

SUMMARY OF BENEFIT PLANS

   The Company has certain plans which provide, or may provide, compensation and benefits to Named Executive Officers of the Company, which are described below. These plans are principally the Company's Profit Sharing Plan, Target Supplemental Retirement Plan and Supplemental Disability Insurance.

Profit Sharing Plan

   The Company makes an annual discretionary contribution to its tax-qualified Profit Sharing Plan which covers certain hourly and salaried employees, including the Named Executive Officers. Eligible employees become participants in the Profit Sharing Plan on the first January 1 or July 1 after completing twelve (12) months of service and being credited with at least 1,000 hours of service. The Company's contribution to the Profit Sharing Plan is allocated to participants according to a formula based upon participant compensation and years of service with the Company. Under the formula, the amount of compensation that may be taken into account with respect to any highly compensated Participant, including all Named Executive Officers, is limited to $170,000 and complies with government regulations. Amounts allocated to the Company's Named Executive Officers for 2000 are included in the Summary Compensation Table.

   A participant must be employed on the last day of the year and be credited with 1,000 hours of service during the year to be eligible for an allocation. Company contributions vest at 20% per year beginning after the completion of three years of service. Participants have the option to direct the investment of their accounts in 10% increments. Options include a fixed income fund, a bond fund, a balanced fund, two equity funds and a Regal-Beloit Corporation stock fund. Distributions from the Plan are made generally upon termination of service for any reason in the form of a single sum payment in cash or in Regal-Beloit Corporation stock, provided a participant's vested interest includes a minimum of 100 shares.

Target Supplemental Retirement Plan

   The Target Supplemental Retirement Plan ("TSRP") limits participants to Officers and selected Key Employees who are designated by the Compensation Committee.

   All individuals named in the Summary Compensation Table participate in the TSRP. Under the TSRP, participants are entitled, upon normal or approved early retirement, to receive a target supplemental retirement benefit, which, together with social security and a hypothetical profit sharing plan balance annualized over fifteen (15) years, equals two percent (2%) of the final five (5) years average salary times years of service with the Company, up to a maximum of 30 years or 60% income replacement. Consequently, unless reduced as described below, the estimated annual target supplemental retirement benefits to TSRP participants will approximate those shown in the column of the following table which sets forth estimated benefits for participants with various years of credited service.

   These benefits will be reduced by the annual Social Security payment and the annualized hypothetical profit sharing balance.

Average Annual
Earnings For The	Years of Credited Service
Final Five Years
of Service	10	15	20	25	30
$100,000	$20,000	$ 30,000	$40,000	$50,000	$60,000
200,000	40,000	60,000	80,000	100,000	120,000
300,000	60,000	90,000	120,000	150,000	180,000
400,000	80,000	120,000	160,000	200,000	240,000
500,000	100,000	150,000	200,000	250,000	300,000

    The TSRP participant needs a minimum of 15 years of continuous service and have reached the age of 62 to qualify for early retirement benefits. The Compensation and Human Resources Committee may grant a participant additional years of service to qualify for benefits.

   The TSRP is designed to provide a participant a retirement benefit that is comparable in replacement income percentage provided to lower paid employees. The TSRP does this by supplementing retirement income which is lost to higher paid employees due to social security caps and limits on income considered for the Company's Qualified Retirement Plans.

Supplemental Disability

   The Company also provides supplemental disability insurance for Named Executive Officers and salaried employees. The Plan provides compensation to a disabled Named Executive Officer at the rate of 100% of his normal salary for the first 12 months of total disability and 60% thereafter. None of the Company's Named Executive Officers received disability benefits during 2000.

Executive Termination Benefits Agreements

   The Company has no employment contracts with any Named Executive Officers of the Company. However, the Company has termination benefits (change of control) agreements (the "Agreements") with the three Named Executive Officers of the Company. The benefits provided by the Agreements are triggered by the termination of the individual who is a party to an Agreement within three years following a change in control of the Company, if the individual's employment with the Company is terminated not for cause or if the individual terminates his or her employment with "good reason". If the individual's employment is terminated for cause, or as a consequence of death or disability, the Agreement is not triggered. The employment period is three years commencing with the change in control. The Agreement provides that upon such termination, the termination payment shall be a severance payment equal to three times the individual's annual salary then in effect plus the amount of the individual's highest annual bonus award during the previous three years and the value of all fringe benefits.

PROPOSAL 2: SELECTION OF AUDITORS

   The Board of Directors, in accordance with the recommendation of its Audit Committee, has appointed Arthur Andersen LLP as the Company's independent public accountants for the year ending December 31, 2001 and is submitting the selection of auditors for approval by the shareholders at the forthcoming Annual Meeting. Representatives of Arthur Andersen LLP will be present at the Annual Meeting and will be available to respond to appropriate questions and to make a statement if they desire to do so.

   In addition to services performed in connection with their audit function (which services included examination of the annual financial statements, assistance and consultation in connection with filing the 10-K annual report with the Securities and Exchange Commission and auditing the Company's various qualified pension plans), Arthur Andersen LLP provided other non-audit services during the year ended December 31, 2000. The Audit Committee concluded that the performance of such services does not impair the independence of Arthur Andersen LLP as Regal-Beloit Corporation's auditors.

    In the event the shareholders do not ratify the appointment of Arthur Andersen LLP or if for any reason that firm shall cease to act as auditors for Regal-Beloit Corporation, the Board of Directors will appoint other independent public accountants as auditors.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR FISCAL 2000.

SHAREHOLDER PROPOSALS

   Shareholder proposals must be received by the Company no later than November 9, 2001, in order to be considered for inclusion in next year's Annual Meeting proxy statement.

   The proponent of a proposal must be a record or beneficial owner of at least one percent (1%) or $2,000 in market value of the Company's securities entitled to be voted at the meeting and have held such securities for at least one year by the date the proposal is submitted and shall continue to own such securities through the date on which the meeting is held.

By Order of the Board of Directors
/S/ Kenneth F. Kaplan
Kenneth F. Kaplan
Vice President, Chief Financial Officer, Secretary

Beloit, Wisconsin
March 13, 2001

Appendix A
REGAL-BELOIT CORPORATION

Charter of the Audit Committee of the Board of Directors

I.  Audit Committee Purpose

The Audit Committee (the "Committee") is appointed by and reports to the Board of Directors (the "Board") to assist the Board in fulfilling its oversight responsibilities. The Committee's primary duties and responsibilities are to:
    Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.
    Monitor the independence and performance of the Company's independent auditors.
    Provide an avenue of communication among the independent auditors, internal audit, management and the Board.
    Perform such other assignments of a financial or non-financial nature as the Board may from time to time direct.
The Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities with full access to all books, records, facilities and personnel of the Company, as well as to the independent and internal auditors. The Committee, with the approval of the Board, may retain outside legal, accounting, or other experts it deems necessary in the performance of its duties. II.  Audit Committee Composition and Meetings Committee members shall meet the requirements of the American Stock Exchange. The Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent nonexecutive directors. The Chairperson shall be appointed by the Board.   The Committee shall meet at least two times annually, or more frequently as circumstances dictate, with management and the independent auditors. The Committee shall meet privately in executive session at least annually with the independent auditors to discuss any matters that the Committee or the independent auditors believe should be discussed. III.  Audit Committee Responsibilities and Duties   The following functions are the commonly recurring activities of the Committee in carrying out its oversight function.

1.  Review and reassess the adequacy of this Charter at least annually, submitting changes to the
Charter to the Board for approval.

2
2.  Review the Company's annual audited financial statements and results of the audit prior to filing or distribution. Review should include discussion with management and the independent auditors of significant issues regarding accounting principles, practices, and judgments. Also review and consider with the independent auditor matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61.
3. In consultation with management and the independent auditors, at least annually, review:
    a. the integrity of the Company's financial reporting processes and controls, and
    b. the internal audit function and audit plan.

Discuss significant financial risk exposures and the steps management has taken to monitor, control and report exposures. Review significant findings prepared by the independent and internal auditors on these matters together with management's responses.

4.  Review with management and the independent auditors the Company's annual audited and quarterly interim financial results prior to the public release of earnings. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61. The Chair of the Committee may represent the entire Committee for purposes of this review.
5.  On an annual basis, the Committee shall request from the independent auditors, a written statement disclosing any and all relationships between the auditors and the Company consistent with Independence Standards Board Standard No. 1. The Committee shall review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence. The independent auditors are ultimately accountable to the
Audit Committee and the Board of Directors. The Committee shall review the independence and performance of the auditors and annually recommend to the Board the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.
6.  Review with management and the independent auditors the audit plan - discuss scope, staffing, locations, internal audit functions, reliance upon management, audit assistance from the
Company and general audit approach. Review and approve the fees and other significant compensation to be paid to the independent auditors.
7.  Annually review and approve the Audit Committee proxy disclosure required by the Securities and Exchange Commission.
Appendix B
REGAL-BELOIT CORPORATION
March 13, 2001

Dear Shareholder:

   You are cordially invited to attend the Annual Meeting of Shareholders to be held at 10:30 A.M. Central Daylight Time on Wednesday, April 18, 2001, at the Company Headquarters, 200 State Street, Beloit, WI 53511. The accompanying Notice of Annual Meeting and Proxy Statement contain detailed information as to the formal business to be transacted at the meeting.

   Regardless of whether you plan to attend the meeting or not, it is important that your shares be voted. Accordingly, please complete, sign and date the proxy card attached below and return it in the enclosed postage-paid envelope.

Sincerely, REGAL-BELOIT CORPORATION
[0727 - REGAL-BELOIT CORPORATION registered] [FILE NAME: ZRB18A.ELX] [VERSION - (6)] [03/02/01] orig. 02/12/01] DETACH HERE ZRB18A

PROXY
REGAL-BELOIT CORPORATION

PROXY FOR ANNUAL MEETING ON APRIL 18, 2001

The undersigned hereby appoints J.L. Packard and K.F. Kaplan or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Regal-Beloit Corporation held on record by the undersigned on February 23, 2001, at the Annual Meeting of Shareholders to be held on April 18, 2001, at 10:30 A.M. Central Daylight Time, at Regal-Beloit Corporation's Corporate Headquarters, 200 State Street, Beloit, WI 53511-6254, or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. If you wish to vote in accordance with the Board of Directors' recommendations, just sign on the reverse side. You need not mark any boxes. Please mark, sign, date and return this card promptly using the enclosed envelope.

SEE REVERSE SIDE     Continued and to be signed on Reverse Side      SEE REVERSE SIDE

[ X ]	Please mark votes as in this example
This Proxy when executed will be voted in the manner directed herein. If no direction is made, this Proxy will be voted FOR Proposals 1 and 2.
The Board of Directors recommends a vote FOR Proposals 1 and 2.

1. Election of Class B Directors. Nominees: (01) John M. Eldred, (02) John A. McKay, (03) G. Frederick Kasten, Jr.		2. Proposal to Approve the Appointment of Arthur Andersen LLP as the Independent Auditors of the Company.	FOR ____	AGAINST _____	ABSTAIN _____
FOR ______	WITHHELD ________	3. To act on other business that properly comes before the meeting or any adjournments and matters incident to conduct thereof.
_______________________________________________ To withhold authority to vote for any individual nominee(s), write that nominee(s)' name on the line provided above.	MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT. ______

MARK HERE TO DISCONTINUE ANNUAL REPORT MAILING FOR THIS ACCOUNT ONLY. ______

Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature: _______________________ Date: ____________ Signature: __________________________ Date: ____________

REGAL-BELOIT CORPORATION
March 13, 2001
Dear Shareholder:

   You are cordially invited to attend the Annual Meeting of Shareholders to be held at 10:30 A.M. Central Daylight Time on Wednesday, April 18, 2001, at the Company Headquarters, 200 State Street, Beloit, WI 53511. The accompanying Notice of Annual Meeting and Proxy Statement contain detailed information as to the formal business to be transacted at the meeting.

   Regardless of whether you plan to attend the meeting or not, it is important that your shares be voted. Accordingly, please complete, sign and date the proxy card attached below and return it in the enclosed postage-paid envelope.

Sincerely, REGAL-BELOIT CORPORATION
[0727 - REGAL-BELOIT CORPORATION broker proof] [FILE NAME: ZRB29A.ELX] [VERSION - (5)] [03/02/01] orig. 02/12/01] DETACH HERE ZRB29A

PROXY
REGAL-BELOIT CORPORATION

PROXY FOR ANNUAL MEETING ON APRIL 18, 2001

The undersigned hereby appoints J.L. Packard and K.F. Kaplan or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Regal-Beloit Corporation held on record by the undersigned on February 23, 2001, at the Annual Meeting of Shareholders to be held on April 18, 2001, at 10:30 A.M. Central Daylight Time, at Regal-Beloit Corporation's Corporate Headquarters, 200 State Street, Beloit, WI 53511-6254, or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. If you wish to vote in accordance with the Board of Directors' recommendations, just sign on the reverse side. You need not mark any boxes. Please mark, sign, date and return this card promptly using the enclosed envelope.

SEE REVERSE SIDE     Continued and to be signed on Reverse Side     SEE REVERSE SIDE

[ X ]	Please mark votes as in this example
This Proxy when executed will be voted in the manner directed herein. If no direction is made, this Proxy will be voted FOR Proposals 1 and 2.
The Board of Directors recommends a vote FOR Proposals 1 and 2.

1. Election of Class B Directors. Nominees: (01) John M. Eldred, (02) John A. McKay, (03) G. Frederick Kasten, Jr.			2. Proposal to Approve the Appointment of Arthur Andersen LLP as the Independent Auditors of the Company.	FOR ____	AGAINST _____	ABSTAIN _____
	FOR ______	WITHHELD ________	3. To act on other business that properly comes before the meeting or any adjournments and matters incident to conduct thereof.
______________________________________________ To withhold authority to vote for any individual nominee(s), write that nominee(s)' name on the line provided above.			______________________________________________________________ Number of Shares Voted ______________________________________________________________ Name of Institution
Signature: ___________________________________________ Title: ___________________________________ Date: ______________